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                                                                 Exhibit 10.(z)

                                                        Dated: October 1, 1997


                            PATENT ASSIGNMENT OF SECURITY


    WHEREAS, StarMet Corporation, a Massachusetts corporation ("Company"), owns the patent and patent applications shown on the attached Schedule I (the "Patents"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown on Schedule I; and

    WHEREAS, pursuant to (i) an Amended and Restated Credit Agreement dated as of October 1, 1997 by and among the Company, State Street Bank and Trust Company ("Bank") and StarMet Powders, LLC, StarMet AeroCast, LLC, StarMet ComCast, LLC, StarMet NMI Corporation, StarMet CMI Corporation, StarMet Holdings Corporation, NMI Foreign Sales Corporation ("Borrowers"); and (ii) an Amended and Restated Joint Security Agreement dated as of October 1, 1997 by and among the Company, the Bank and Borrowers (as amended, modified, supplemented and/or restated from time to time, the "Security Agreement"), the Company is obligated to the Bank; and

    WHEREAS, pursuant to the Security Agreement, the Company has granted to the Bank a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefor and applications therefor and all goodwill of the business to which each of the Patents relates.

    NOW, THEREFORE, for good and valuable consideration, receipt of which is acknowledged, the Company does hereby assign unto the Bank and grant to the Bank a security interest in and to the Patents and recordings and applications therefor, which assignment and security interest shall secure all of the "Obligations" as defined in the Security Agreement in accordance with terms and provisions thereof.

    The Company expressly acknowledges and affirms that the rights and remedies of the Bank with respect to the assignment and security interest granted hereby are more fully set forth in the Security Agreement.

    In WITNESS WHEREOF, the parties hereto have executed this Patent Assignment under seal as of on the date first above written.

Dated:  Boston, Massachusetts               STARMET CORPORATION
        October 1, 1997


Witness:                                   By: /s/ J.M. Spiezio
                                               -----------------------
                                           Name: J.M. Spiezio
                                           Title: VP Finance
/s/ Rebecca L Perry
-------------------



Witness:                                   STATE STREET BANK AND TRUST
                                             COMPANY

/s/ Rebecca L. Perry                       By: /s/ William R. Dewey, IV
---------------------                          ------------------------
                                           Name: William R. Dewey, IV
                                           Title: Vice President


                                      2


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                            COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                October 1, 1997

    Then personally appeared, before me, the above-named James M. Spiezio the Vice President Finance of StarMet Corporation and acknowledged the foregoing instrument to be the free act and deed of said corporation.

                                  /s/ Douglas C. Reynolds
                                  ------------------------
                                  Notary Public

                                  My Commission Expires:_______________
                                      DOUGLAS C. REYNOLDS, Notary Public
                                      The Commonwealth of Massachusetts
                                      My Commission Expires Oct. 4, 2002

                            COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                              October 1, 1997

    Then personally appeared, before me, the above-named William R. Dewey IV the Vice President of State Street Bank and Trust Company and acknowledged the foregoing instrument to be the free act and deed of said corporation.

                                  /s/ Douglas C. Reynolds
                                  ------------------------
                                  Notary Public

                                  My Commission Expires:_______________
                                      DOUGLAS C. REYNOLDS, Notary Public
                                      The Commonwealth of Massachusetts
                                      My Commission Expires Oct. 4, 2002

                                      3

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                          Schedule I

Patent No.                                    Date of Patent

5,603,780                                         2/18/97